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                                                                   EXHIBIT 10.29

                         Employment Severance Agreement

The parties to this agreement are MedSource Technologies, Inc., a Delaware Corporation ("MedSource" or the "Company"), and Rich Snider (the "Executive").

It is agreed as follows:

     1. In the event that (a) the Company terminates the Executive's employment without "Cause" or (b) the Executive terminates his employment with the Company by written notice for "good reason" and provided that upon termination in either case, the Executive executes and delivers to MedSource the Release Agreement annexed as Exhibit A hereto which Release Agreement becomes effective in accordance with its terms, then the Company, in lieu of any and all other payments or benefits payable to the Executive, shall pay the Executive his base salary at the time of termination (payable in accordance with the Company's customary practice) for a period of 12 months following the date of termination (the "Severance Period"); provided, however, that
                                                        -----------------
          if, after the date of termination (and before the end of the Severance Period), the Executive is employed by or otherwise receives remuneration from a person or entity other than the Company, (an "Alternate Employer"), the Company will pay such salary for up to six
          (6) months and if the remuneration being received from the Alternate Employer is less than the annualized rate of the base salary, the Company shall, until the end of the Severance Period, pay the Executive the difference between the annualized rate of his base salary upon termination and the amount that the Executive is entitled to receive from such Alternate Employer. The Executive agrees to provide complete information to the Company with respect to any Alternate Employer and his financial arrangements therewith. The Executive understands and agrees that for a period of 12 months following the date of termination of the Executive's employment, the provision of sections 3(b) and 3(c) shall apply. As used herein "good reason" shall mean any of the following: (i) the Company reduces the Executive's base salary, bonus computation or title; (ii) the Company substantially reduces the Executive's responsibilities or there is a change in employment conditions materially adverse to the Executive, any of which is not remedied within 30 days after receipt by the Company of notice from the Executive of such reduction in responsibilities or change in employment conditions; (iii) without the Executive's written consent, the Company requires the Executive to be based anywhere other than his present location in Minneapolis, Minnesota except for required travel on Company business in the ordinary course; (iv) the Company takes any action which would deprive the Executive of any material fringe benefit other than action which is applied to all executives as a whole.

     2. The Company may terminate this Agreement and the Executive's employment hereunder at any time upon written notice for "Cause", which shall mean (i) the commission of fraud or embezzlement on the part of the Executive, (ii) a breach by the Executive of any of Sections 3(a), 3(b) or 3(c) of this Agreement, (iii) the conviction of the Executive of, or the pleading by the Executive of guilty or no contest to, (x) any felony or (y) any crime

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          involving moral turpitude on his part and/or (iv) a material failure by the Executive to discharge his duties, responsibilities and obligations as an employee of the Company after the Executive shall have been duly notified of such failure and shall have had a reasonable time to cure the same. In the event of the termination by the Company of the Executive's employment for Cause, the Executive shall be entitled to receive his base salary accrued but not paid through the date of termination and no other monies or benefits except as provided by law.

          3. Confidentiality, et al. In consideration for the foregoing, the
             ----------------------
     Executive agrees that:

          (a) He will not at any time, divulge, communicate, use to the detriment of the Company or its subsidiaries or affiliates (collectively the "Companies") or for the benefit of any other person, firm or entity, or misappropriate in any way, any confidential information or trade secrets relating to the Companies or any of their businesses including, without limitation, business strategies, operating plans, acquisition strategies (including the identities of (and any other information concerning) possible acquisition candidates), pro forma financial information, market analyses, acquisition terms and conditions, personnel information, trade processes, manufacturing methods, know-how, customer lists and relationships, supplier lists, or other non-public proprietary and confidential information relating to the Companies.

          (b) During his employment with the Company and the Severance Period, the Executive shall not, directly or indirectly, for himself or on behalf of any other person, firm or entity, employ, engage or retain any person who at any time during the 12-month period preceding his termination, was an employee of any of the Companies or contact any supplier, customer or employee of any of the Companies for the purpose of soliciting or diverting any such supplier, customer or employee from the Companies or otherwise interfering with the business relationship of the Companies with any of the foregoing.

          (c) During his employment with the Company and the Severance Period, the Executive shall not, directly or indirectly, engage in, or serve as a principal, partner, joint venturer, member, manager, trustee, agent, stockholder, director, officer or employee of, or consultant or advisor to, or in any other capacity, or in any manner own, control, manage, operate, or otherwise participate, invest, or have any interest in, or be connected with, any person, firm or entity that engages in, directly or indirectly, any activity that is competitive with the business of the Companies as then conducted in the United States or Europe within 2,000 miles of any then facility of the Companies or of any customer of the Companies; provided, however, that
                                          -----------------
               notwithstanding the foregoing, the Executive may own up to 2% of the voting securities of any publicly-traded company.

          (d) The Executive acknowledges that the agreements herein are reasonable and necessary for the protection of the Companies and are an essential inducement to

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               the Company's continuing Executive in the employ of the Company.
               Accordingly, the Executive shall be bound by the provision hereof to the maximum extent permitted by law, it being the intent and spirit of the parties that the foregoing shall be fully enforceable. However, the parties further agree that, if any of the provisions hereof shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

          4.   Equitable Relief. The Executive acknowledges that if he violates
               ----------------
               the provisions of this Agreement, the Company could suffer irreparable injury and, in addition to any other rights and remedies available under this Agreement or otherwise, the Company shall be entitled to an injunction to be issued or specific enforcement to be required (without the necessity of any bond) restricting the Executive from committing or continuing any such violation.

          5.   Amendment and Modification. This Agreement may not be amended,
               --------------------------
               modified or changed except in a writing signed by the party against whom such amendment, modification or change is sought to be enforced.

          6.   Waiver of Compliance; Consents. Except as otherwise provided in
               ------------------------------
               this Agreement, any failure of either of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only be written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of a party, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this section 6.

          7.   Notices. Any notice, demand, request or other communication which
               -------
               is required, called for or contemplated to be given or made hereunder to or upon any party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or a recognized national overnight courier service for next day delivery with receipt therefor or (ii) certified or registered mail, postage paid, return receipt requested, (b) sent by facsimile transmission with a written copy thereof sent on the same day by postage paid first-class mail or
               (c) by personal delivery to such party at the following address:

               If to the Company, to:

                    MedSource Technologies Inc.
                    110 Cheshire Lane
                    Suite 100
                    Minneapolis, MN 55305

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                    Attention: VP-Human Resources

               If to the Executive, to:

                    The address set forth beneath the Executive's signature
               hereto.

          8.   Binding Effect. This Agreement shall be binding upon and inure to
               --------------
               the benefit of the Executive and his heirs and legal representatives and the Company and its successors and assigns. Successors of the Company shall include, without limitation, any person acquiring, directly or indirectly, all or substantially all of the business or assets of the Company, whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereof be deemed the "Company" for the purposes hereof.

          9.   Governing Law. This Agreement shall be governed by the law of the
               -------------
               state of Delaware applicable to agreements made and to be performed entirely in Delaware.

          10.  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
               and understanding of the parties hereto with respect to the matters set forth herein and supersedes all prior agreements and understandings between the parties with respect to those matters except any such agreements which may be in writing and which provide that they are not superseded by this Agreement.

                                        MEDSOURCE TECHNOLOGIES, INC.


                                        By:
                                            ------------------------------------
                                                Chief Executive Officer


                                        ----------------------------------------
                                                 Rich Snider

                                        Date
                                             -----------------------------------

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                                                                       Exhibit A

                                Release Agreement
                                -----------------

          Release Agreement made this [       day of                  ] between
                                       ------       ------------------
MedSource Technologies, Inc. and Rich Snider ("Executive").

          1. General Releases.

          (a) For and in consideration of the severance benefits which the Executive will receive under the Employment Severance Agreement to which this Release Agreement is attached, the Executive fully and forever releases and discharges MedSource Technologies, Inc. ("Company") (which for purposes of this Agreement includes its present and former officers, directors, shareholders, employees, agents, investors, administrators, representatives, attorneys, affiliates, divisions, subsidiaries, parent corporations, predecessor and successor corporations and assigns) from any and all liability for any claim, duty, obligation, debt, covenant, cause of action or damages (collectively "Claims"), whether presently known or unknown, suspected or unsuspected, that Executive ever had, may have had or now have arising from any omission, act or fact that has occurred up to and including the date of this Agreement. Such released Claims include, but are not limited to: (i) any Claims arising out of or attributable to Executive's employment or the termination of employment with the Company; (ii) any Claims for wages, severance pay, bonuses, accrued vacation, personal days, holidays, sick days, stock, stock options, units, membership interests, attorneys fees, costs or expenses; (iii) all Claims arising under any agreement, understanding, promise or contract (express or implied, oral or written) between Executive and the Company; (iv) all Claims of wrongful termination, unjust dismissal, defamation, violation of the implied covenant of good faith and fair dealing libel or slander; (v) all Claims arising under tort law; (vi) any Claims arising under any federal, state or local law dealing with discrimination based on age, race, sex, national origin, handicap, religion, disability or sexual preference; (vii) any Claims arising under any federal, state or local constitution, statute, regulation or ordinance to the extent such claims may be validly waived including, without limitation, the Age Discrimination in Employment Act (the "ADEA"), Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Civil Rights Act of 1991, the Family and Medical Leave Act, the Equal Pay Act, the Employee Retirement Income Security Act; and (viii) any Claims for any other loss or damage.

          (b) The Company, for itself and affiliated companies and its and their successors and assigns, hereby releases and forever discharges Executive from any and all claims based upon any act, omission or occurrence occurring up to and including the effective date of this Agreement, including, but not limited to, any matter arising out of Executive's employment with the Company.

          2. Acknowledgments. Executive acknowledges that the severance benefits provided under the Employment Severance Agreement exceed any payment or benefit to which Executive might otherwise be entitled pursuant to any policy, plan or procedure of the Company,

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or pursuant to any prior agreement or contract with the Company. Executive understands that neither party hereto is waiving any rights or Claims that arise after the date Executive signs this Agreement.

          3. Covenant Not To Sue. Executive represents that he has not filed or permitted to be filed any Claims, administrative proceedings or lawsuits against the Company, and agrees that he will not do so at any time in the future with respect to the subject matter of all Claims released pursuant to this Agreement, except as may be necessary to enforce the Agreement or Employment Severance Agreement or obtain the benefits described in or granted by such agreements.

          4. Non-Disclosure of Agreement. Executive and the Company agree that neither party will, unless required by law, talk about, write about or otherwise publicize the terms of this Agreement and the Employment Severance Agreement, the benefits being paid under such agreements or the fact of their payment, except that this information may be disclosed to each party's respective attorneys, accountants or other professional advisors to whom disclosure must be made in order for them to render professional services. Such attorneys, accountants or other professional advisors will, however, be instructed to maintain the confidentiality of this information. Notwithstanding the foregoing, Executive and the Company agree that this Agreement may be used as evidence in any proceeding, administrative, judicial, arbitral or otherwise, relating to Executive's employment with the Company or the termination thereof.

          5. Non-Disparagement. Executive agrees that he will not, at any time, orally or in writing, disparage, denigrate or defame the Company, or any affiliate of the Company, their respective products, services or business conduct, or otherwise impugn the reputation of the Company or any affiliate of the Company, or that of any of their respective directors, officers, affiliates, agents, employees or representatives. The Company agrees that it will not, orally or in writing, disparage, denigrate or defame Executive or otherwise impugn his reputation.

          6. Nature of Agreement. Executive understands and agrees that this Agreement is a severance agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.

          7. Time to Consider; Revocation; Effective Date. Executive hereby waives his right to take up to 21 days to decide whether to sign this Agreement. Executive shall have the right to revoke this Agreement within seven (7) days after Executive signs it. Any revocation of this Agreement must be in writing and submitted to Vice President-Human Resources of the Company. None of the Company's obligations hereunder become effective until Executive signs the Agreement and the seven (7) day revocation period has expired.

          8. Miscellaneous.

          (a) This Agreement shall be binding upon the parties and may not be modified in any manner, except by a writing signed by duly authorized representatives of the parties. This Agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

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          (b) In the event that one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby. Moreover, if one or more of the provision contained in this Agreement is held to be excessively broad as to duration, scope, activity or subject, such provisions will be construed by limiting and reducing them so as to be enforceable to the maximum extent compatible with applicable law.

          (c) This Agreement shall be interpreted and construed by the laws of the State of Delaware (other than those laws that would defer to the substantive laws of another jurisdiction). Executive hereby submits to and acknowledges the jurisdiction of the courts of the State of Delaware, or, if appropriate, a federal court sitting in the State of Delaware (which courts, for the purposes of this Agreement, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of, under or in connection with this Agreement or the subject matter hereof.

          (d) Waiver by either party of a beach of any provision of this Agreement by the other shall not operate as a waiver of any other or subsequent breach by such other party.

          9. Voluntary Assent. By signing below, Executive acknowledges and represents that Executive has read this Agreement, that he understands its meaning and content, that he has been afforded a sufficient opportunity to consider the Agreement, that he has have been advised to consult with an attorney about the Agreement, that he has freely and voluntarily assented to all of the terms and conditions hereof, and that he has signed the Agreement as his own free and voluntary act.

     Kindly sign this Agreement where indicated below and return the original to us. A second copy has been enclosed for your files.

                                               MedSource Technologies, Inc.


                                               By:
                                                  ------------------------------

Agreed to and Accepted by:


-------------------------------
Rich Snider

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